YRT Reinsurance Agreement

                                effective 8-1-83

                                     between

                       CUNA Mutual Life Insurance Company

                                       and

                   Connecticut General Life Insurance Company

                                     (CIGNA)

                                  now Swiss Re

                    (Not open for new business as of 12/1/90)

      YEARLY RENEWABLE TERM REINSURANCE AGREEMENT, Effective August 1, 1983

                                     between

                     LUTHERAN MUTUAL LIFE INSURANCE COMPANY

                                 (Waverly, Iowa)

                                       and

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                             (Hartford, Connecticut)

                                      INDEX
                                      -----

                                                          ARTICLE          PAGE
                                                          -------          ----
Accounting Statements                                        11              5
Amounts at Risk                                               7              3
Application of Agreement                                      1              1
Arbitration                                                  16             10
Cancellations                                                10              5
Changes                                                      10              4
Claim Payments                                               12              7
Claim Procedures                                             12              6
Conditions of Reinsurance                                     6              3
Contested Claims                                             12              7
Continuation of Reinsurance                                   2              1
Data Requirements                                            11              6
Duration of Agreement                                        17             11
Exchanges                                                    10              4
Experience Refunds                                           14              9
Extra-Contractual Damages                                    12              7
Facultative Reinsurance                                       2              1
Insolvency                                                   12              8
Liability of Connecticut General                              5              2
Misstatements of Age or Sex                                  12              8
New Limits of Retention                                       2              2
Notification                                                  4              2
Oversights                                                   16             10
Premium Payment Basis                                         8              4
Premium Rates                                                 8              3
Premium Tax Reimbursements                                    9              4
Procedure for Facultative Reinsurance                         3              2
Recaptures                                                   13              9
Reductions                                                   10              5
Reinstatements                                               10              5
Right to Inspect                                             15             10
Supplementary Benefits                                        2              1
Yearly Renewable Term                                         7              3

                                    SCHEDULES
                                    ---------

                         A   Retention of Lutheran Mutual
                         B   Reinsurance Application
                         C   Bulk Reporting Forms
                         D   Reinsurance Premiums

                   YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                     between

                     LUTHERAN MUTUAL LIFE INSURANCE COMPANY

                      (Hereinafter called Lutheran Mutual)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                    (Hereinafter called Connecticut General)

It is agreed by the two companies as follows:

                                    Article 1
                                    ---------

[See amendment No.2]                Article 2
                                    ---------

FACULTATIVE REINSURANCE
-----------------------

    Whenever Lutheran Mutual desires reinsurance of individual life insurance, it may apply to Connecticut General for reinsurance under the provisions of this agreement.

CONTINUATION OF REINSURANCE
---------------------------

    Any Universal Life policy issued in exchange or conversion of a prior policy will be reinsured under this agreement provided that the original policy was reinsured in Connecticut General.

SUPPLEMENTARY BENEFITS
----------------------

    Reinsurance under this agreement may include supplementary disability waiver of premium benefits.

NEW LIMITS OF RETENTION
-----------------------

    Lutheran Mutual's usual limits of retention are shown in Schedule A, attached hereto. Lutheran Mutual will notify Connecticut General of all subsequent changes in these limits. Included in Lutheran Mutual's retention is Insurance retained by Century Life Insurance Company of lowa (hereinafter called Century Life) which has been ceded to Lutheran Mutual by Century Life.

                                    Article 3
                                    ---------

PROCEDURE FOR FACULTATIVE REINSURANCE
-------------------------------------

    Whenever Lutheran Mutual applies to Connecticut General for facultative reinsurance, it will forward Connecticut General an application form in substantial accord with Schedule B, attached hereto, together with copies of the original application, medical examiners' reports, inspection reports, and all other commonly accepted underwriting evidence bearing on the insurability of the risk. Connecticut General will examine the papers immediately upon receipt of such application and, as soon as possible, notify Lutheran Mutual of its decision.

                                    Article 4
                                    ---------

NOTIFICATION
------------

    Lutheran Mutual will notify Connecticut General when reinsurance is not required on a risk for which reinsurance has been applied on a facultative basis.

                                    Article 5
                                    ---------

LIABILITY OF CONNECTICUT GENERAL
--------------------------------

    The liability of Connecticut General, on each reinsurance accepted by Connecticut General under this agreement, will commence simultaneously with that of Lutheran Mutual under the respective policy of Lutheran Mutual, subject to Lutheran Mutual having notified Connecticut General of its acceptance of Connecticut General's offer. Subject to the provisions of Articles 10, 13 and 17 and the payment of reinsurance premiums as provided under Articles 8 and 11 of this agreement, each reinsurance will be continued in force as long as Lutheran Mutual is liable under its respective policy and will terminate when the liability of Lutheran Mutual terminates.

                                    Article 6
                                    ---------

CONDITION OF REINSURANCE
------------------------

    Reinsurance under this agreement will be subject to all the applicable provision contained in the respective policies of Lutheran Mutual.

    Connecticut General will not be called upon to participate in policy loans on policies reinsured hereunder.

    Lutheran Mutual will furnish Connecticut General with specimen copies of all of its current application, policy and rider forms, and tables of rates and values which may be required for the proper administration of the reinsurance under this agreement and will advise Connecticut General of all subsequent modifications thereof and new forms under which reinsurance may be effected. In addition, Lutheran Mutual will promptly notify Connecticut General of any non-contractual modifications of its policy forms and any systematic revision of available benefits.

                                    Article 7
                                    ---------

YEARLY RENEWABLE TERM
---------------------

    Life reinsurance under this agreement will be on the Yearly Renewable Term plan for the amounts at risk on the portion of the original policy reinsured in Connecticut General.

AMOUNTS AT RISK
---------------

    The percentage relationship of reinsurance to total original issue will be determined at issue and will then remain constant for the given death benefit. The reinsurance amount at risk will be the amount equal to the death benefit at issue less the cash value less the amount Lutheran Mutual is retaining on the policy.

    Increases in the death benefit that are underwritten in accordance with Lutheran Mutual's usual underwriting standards for individually selected risks for new issues will be considered as new insurance for the purpose of determining the reinsurance amount at risk.

                                    Article 8
                                    ---------

PREMIUM RATES
-------------

    Premiums for reinsurance under this agreement will be computed at the rates shown in Schedule D, attached hereto. The renewal rates which are guaranteed for life reinsurance, however, are those shown in Schedule D, except that where such rates are less than the 1958 CSO net premiums at 3% for the applicable rating, it is such net premium rates which are guaranteed.

PREMIUM PAYMENT BASIS
---------------------

    Reinsurance premiums will be payable on an annual basis and in accordance with the provisions of Article 11.

    Whenever reinsurance hereunder is reduced or terminated, Connecticut General will refund the unearned reinsurance premium.

    Whenever reinsurance hereunder is reinstated, Lutheran Mutual will pay Connecticut General the proportionate part of the reinsurance premium, based on the premiums payable for the year of reinstatement, for the period from the date of reinstatement to the policy anniversary date next following. Thereafter, reinsurance premiums will be payable in accordance with Articles 8 and 11.

    In the event of Disability, Lutheran Mutual will continue to pay to Connecticut General the Schedule D premiums for all coverage which continue during disability, notwithstanding any payments made by Connecticut General to Lutheran Mutual under the provisions of Article 12.

                                    Article 9
                                    ---------

PREMIUM TAX REIMBURSEMENTS
--------------------------

    Connecticut General will reimburse Lutheran Mutual for Connecticut General's share of premium taxes paid by Lutheran Mutual to those states and provinces which do not allow reinsurance premiums paid by Lutheran Mutual to Connecticut General to be deducted from Lutheran Mutual's taxable premiums.

                                   Article 10
                                   ----------
CHANGES
-------

    Whenever a change is made in the plan of a policy or portion of a policy reinsured hereunder, reinsurance hereunder on that policy or policy portion will terminate; however, the new policy will be reinsured in Connecticut General under the provisions of a reinsurance agreement between the two companies which provides reinsurance on that particular plan. Whenever a change is made in the underwriting classification of a policy reinsured hereunder, a corresponding change will be made in the reinsurance subject to the prior approval of Connecticut General.

EXCHANGES
---------

    Lutheran Mutual will inform Connecticut General of company exchange programs with respect to currently reinsured in force policies so that good faith negotiations can be undertaken to continue coverage.

REDUCTIONS, CANCELLATIONS
-------------------------

    Whenever a policy upon which reinsurance is based is reduced or terminated or whenever all or part of the insurance which was in force at the date reinsurance was effected and not covered by previous reinsurance is reduced or terminated, the reinsurance will be reduced by a like amount as of the date of such reduction or termination. If reinsurance has been effected in more than one company, the reduction is the reinsurance in Connecticut General will be that proportion of the total amount of the reduction which the reinsurance in Connecticut General is of the total amount reinsured.

REINSTATEMENTS
--------------

    Whenever a policy reinsured hereunder lapses, or is continued on the paid-up or extended term insurance basis, and is later approved for reinstatement by Lutheran Mutual in accordance with its usual underwriting standards, reinsurance of the excess over Lutheran Mutual's original retention resulting from such reinstatement will be automatically reinstated by Connecticut General for an amount not exceeding that part of the policy originally reinsured in Connecticut General. However, if such reinsurance was effected on a facultative basis Lutheran Mutual will obtain Connecticut General's prior approval before reinstating the policy.

    Lutheran Mutual will promptly notify Connecticut General of such reinstatement, and the reinsurance so reinstated will become effective as of the date of Lutheran Mutual's underwriting approval of reinstatement.

                                   Article 11
                                   ----------

ACCOUNTING STATEMENTS
---------------------

    On or before the 30th day of each month Lutheran Mutual will forward Connecticut General an itemized statement in substantial accord with Schedule C - Section I, attached hereto, in duplicate, covering the following for the month immediately preceding:

    a. First year premiums due on new reinsurance.

    b. Renewal premiums due on existing reinsurance with renewal anniversaries during the previous month.

    c. Premium adjustments outstanding on changes in reinsurance and previous accounting statement entries.

    Lutheran Mutual will include with its statement, a remittance for the balance due Connecticut General. If the balance is due Lutheran Mutual, then Connecticut General will promptly remit the amount of such balance to Lutheran Mutual.

    The payment of reinsurance premiums in accordance with the terms of the preceding paragraph will be a condition precedent to the liability of Connecticut General under reinsurance covered by this agreement. If reinsurance premiums due Connecticut General are not paid by Lutheran Mutual within sixty days of the due date described above, Connecticut General will have the right to terminate the reinsurance under the cessions for which premiums are in default. If Connecticut General elects to exercise its right of termination, it will give Lutheran Mutual thirty days' written notice of termination. If all reinsurance premiums in default, including any which may become in default during the thirty-day period, are not paid before the expiration of such period, Connecticut General will thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid.

    Prior to January 15 of each year, Lutheran Mutual will forward Connecticut General any information necessary to complete the Annual Statement. Such information will be supplied in substantial accord with Schedule C - Section II, attached hereto.

DATA REQUIREMENTS
-----------------

    Lutheran Mutual will provide Connecticut General with details pertaining to the policies reinsured hereunder when and as requested by Connecticut General.

                                   Article 12
                                   ----------

CLAIM PROCEDURES
----------------

    Lutheran Mutual will notify Connecticut General of each claim promptly after first receipt of such information.

    Connecticut General will abide the issue as settled between Lutheran Mutual and its claimant, whether with or without contest, and the claim proofs accepted by Lutheran Mutual will also be accepted by Connecticut General, provided, however, that in any case where the amount of life or other reinsurance carried by Lutheran Mutual in Connecticut General and in force at the time of claim is greater than four times the amount of such coverage retained by Lutheran Mutual, Lutheran Mutual will obtain Connecticut General's recommendation before conceding any liability to or making any settlement with its claimant.

    Lutheran Mutual will furnish Connecticut General with copies of the claim proofs and will notify Connecticut General of the payment of the claim, and Connecticut General will then pay its portion of the claim to Lutheran Mutual.

CLAIM PAYMENTS
--------------

    In settlement of any death claim, Connecticut General will pay one sum regardless of the method of settlement under the original policy. In settlement of any Disability Waiver of Premium claim, Connecticut General will pay Lutheran Mutual the reinsured portion of each gross premium waived.

CONTESTED CLAIMS
----------------

    Lutheran Mutual will notify Connecticut General of its intention to contest, compromise or litigate a claim involving reinsurance, and Connecticut General will pay its share of the payment and specific expenses, including legal or arbitration costs, special investigations or similar expenses, but excluding salaries of employees, therein involved, unless it declines to be a party to the contest, compromise or litigation, in which case it will pay Lutheran Mutual the full amount of the reinsurance. In the event that Connecticut General agrees to be a party to the contest, it will also pay its pro rata portion of any penalties, attorneys fees, and interest imposed automatically by statute against Lutheran Mutual and arising solely out of a judgement being rendered against Lutheran Mutual as a result of the contested claim.

EXTRA-CONTRACTUAL DAMAGES
-------------------------

    Connecticut General assumes no liability under this Agreement or otherwise for any extra-contractual damages, including, but not limited to consequential, compensatory, exemplary or punitive damages, which are awarded against Lutheran Mutual, its agents or representatives in connection with a claim or any aspect of the insurance reinsured under this Agreement, or which Lutheran Mutual voluntarily pays in settlement of a dispute or claim.

    If Connecticut General agrees to a denial of a claim, it will, however, participate in extra-contractual damages awarded against Lutheran Mutual as a proximate result of Connecticut General's gross negligence or intentional wrongdoing. The extent of such participation by Connecticut General is dependent upon a good faith assessment of culpability in such case to be determined by Connecticut General and Lutheran Mutual. If the parties are unable to agree on the proportionate shares of culpability, the issue will be determined by arbitration in accordance with Article 16. Notwithstanding the above, in no event shall Connecticut General's participation exceed its proportion of the total risk accepted by it for the plan of insurance involved.

    If Connecticut General does not agree to denial of a claim, it may decline to be a party to the suit and may instead pay its proportional share of the contractual claim liability to Lutheran Mutual. Any extra-contractual damages assessed against Lutheran Mutual based on its denial of the claim or any expenses or attorneys' fees resulting from resistance of the claim shall then be the sole responsibility of Lutheran Mutual.

MISSTATEMENTS OF AGE OR SEX
---------------------------

    Whenever the amount of insurance on a policy reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the two companies will share in such increase or reduction in proportion to the respective net liabilities carried by the two companies on the policy immediately prior to the adjustment.

INSOLVENCY
----------

    All reinsurance under this agreement will be payable by Connecticut General directly to Lutheran Mutual, its liquidator, receiver or statutory successor on the basis of the liability of Lutheran Mutual under the policy or policies reinsured, without diminution because of the insolvency of Lutheran Mutual. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of Lutheran Mutual will give written notice of the pendency of a claim against Lutheran Mutual on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim Connecticut General may investigate such claim and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses which it may deem available to Lutheran Mutual or its liquidator or receiver or statutory successor.

    It is further understood that the expense thus incurred by Connecticut General will be chargeable, subject to court approval, against Lutheran Mutual as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to Lutheran Mutual solely as a result of the defense undertaken by Connecticut General. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by Lutheran Mutual.

                                   Article 13
                                   ----------

RECAPTURES
----------

    Whenever Lutheran Mutual increases its maximum limit of retention for new business, it will have the option of recapturing a corresponding amount of insurance on each life reinsured under this agreement, provided that reinsurance will not be so recaptured before the end of the respective tenth policy year of any given cession. Reinsurance will be eligible for recapture on each life on which Lutheran Mutual has maintained its maximum limit of retention, as shown in Schedule A, for the age, plan and mortality classification of the risk at time of issue. Special limits for specific underwriting hazards or impairments will not be considered to be maximum limits of retention.

    Lutheran Mutual will, within ninety days after the effective date for its increase in retention of new issues, notify Connecticut General of its intention to exercise its option to recapture and the effective date such recapture is to commence. Reinsurance in force will then be reduced, as herein provided, on the respective anniversary date next following, or the tenth anniversary date, where applicable. If recapture as provided above is elected by Lutheran Mutual, then all reinsurance eligible for such recapture will be similarly recaptured. Recapture will commence with the effective date established by Lutheran Mutual and will continue uninterrupted by Lutheran Mutual until all eligible policies have been recaptured.

    Notwithstanding the above, whenever reinsurance is issued hereunder on the conversion of a policy originally reinsured under this or any other agreement between the two companies, the recapture provisions applicable to the original reinsurance will continue to apply to the reinsurance of the new policy.

    The reduction in each risk will be of such an amount as will increase Lutheran Mutual's share in the risk to its new maximum limit of retention for the age, plan and mortality classification at time of issue. If reinsurance is in force with other companies on a given risk, the reduction in the reinsurance in Connecticut General will be that proportion of the total reduction indicated which the reinsurance in Connecticut General is of the total amount reinsured.

                                   Article 14
                                   ----------

EXPERIENCE REFUNDS
------------------

    Life reinsurance accepted under this agreement will not be eligible for experience refunds.

                                   Article 15
                                   ----------

RIGHT TO INSPECT
----------------

    Connecticut General may, at all reasonable times, inspect in the offices of Lutheran Mutual the original papers, records, books, files and other documents referring to the business covered by this agreement.

                                   Article 16
                                   ----------

OVERSIGHTS
----------

    If nonpayment of premiums within the time specified or failure to comply with any of the other terms of this agreement is shown to be unintentional and the result of oversight or misunderstanding on the part of either Lutheran Mutual or Connecticut General, this agreement will not be considered abrogated thereby, but both Lutheran Mutual and Connecticut General will be restored to the position they would have occupied had no such oversight or misunderstanding occurred.

ARBITRATION
-----------

    Should a disagreement arise between the two companies regarding the rights or liabilities of either company under any transaction under this agreement, the same will be referred to arbitrators, one to be chosen by each company from among the officers of other life insurance companies and a third to be chosen by the said two arbitrators before entering upon arbitration. If one of the parties declines to appoint an arbitrator, or if the two appointed arbitrators are unable to agree on the choice of a third, then the President of the American Council of Life Insurance will be requested to make such selection. The arbitrators will regard this document as an honorable agreement and not merely as a legal obligation, and their decision will be final and binding upon both companies.

    The place of meeting of the arbitrators will be decided by a majority vote of the members thereof. All expenses and fees of the arbitrators will be borne equally by Lutheran Mutual and Connecticut General (unless the arbitrators decide otherwise).

                                   Article 17
                                   ----------

DURATION OF AGREEMENT
---------------------

    This agreement will take effect as of August 1, 1983. It is not limited in duration, but may be amended at any time by mutual consent of the two companies and may be terminated as to further new reinsurance at any time by either company upon three months' notice by registered letter. Such termination as to new reinsurance will not affect existing reinsurance which will remain in force until the termination or expiry of each individual reinsurance in accordance with the terms and conditions of this agreement provided, however, that Connecticut General will not be liable under this agreement for any claims or premium refunds which are not reported to Connecticut General within 180 days following the termination or expiry of all reinsurance reinsured hereunder.

In witness whereof, this agreement is signed in duplicate on the dates indicated at the home office of each company.

                          LUTHERAN MUTUAL LIFE INSURANCE COMPANY

                          By /s/ Arthur J. Hessburg
                             ---------------------------------------------------
                             Arthur J. Hessburg, Sr. V.P. - Gen. Counsel & Secy.

                          Date June 12, 1985
                               -------------------------------------------------

                          CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          By /s/ Signature
                             ---------------------------------------------------

                          Date March 27, 1985
                               -------------------------------------------------

                                   SCHEDULE A
                                   ----------

    Maximum Combined Limits of Retention of Century Life and Lutheran Mutual

                                 Life Insurance*
                                 --------------

                                    Standard
                                    --------

                           All Ages          $300,000

                                   Substandard
                                   -----------

Age            A & AA            B & BB              C-D               E-F               H-J              L-P
---           --------          --------          --------          --------          --------          -------
0-50          $300,000          $265,000          $225,000          $180,000          $115,000          $60,000
  51           289,000           255,000           217,000           173,000           111,000           58,500
  52           278,000           245,000           208,000           167,000           106,000           56,000
  53           266,000           235,000           200,000           160,000           102,000           53,500
  54           255,000           225,000           191,000           153,000            98,000           51,000
  55           244,000           215,000           183,000           146,000            93,000           49,500
  56           233,000           205,000           174,000           140,000            89,000           47,000
  57           221,000           195,000           166,000           133,000            85,000           44,500
  58           210,000           186,000           158,000           126,000            81,000           42,000
  59           199,000           176,000           149,000           119,000            76,000           40,500
  60           188,000           166,000           141,000           113,000            72,000           38,000
  61           176,000           156,000           132,000           106,000            68,000           35,000
  62           165,000           146,000           124,000            99,000            63,000           33,000
  63           154,000           136,000           115,000            92,000            59,000           31,500
  64           143,000           126,000           107,000            86,000            55,000           29,000
  65           131,000           116,000            98,000            79,000            50,000           26,500
  66           120,000           106,000            90,000            72,000            46,000           24,000
  67           109,000            96,000            82,000            65,000            42,000           22,500
  68            98,000            86,000            73,000            59,000            37,000           20,000
  69            86,000            76,000            65,000            52,000            33,000           17,500
  70            75,000            66,000            56,000            45,000            29,000           15,000

 *Lutheran Mutual will retain such additional amounts as will serve to avoid reinsurance cessions for amounts of less than $15,000.

                      Disability Waiver of Premium Benefit
                      ------------------------------------

                            $150,000 of total premium

                           Accidental Death Benefit**
                           ------------------------

                                    $100,000

**Lutheran Mutual will retain such additional amounts as will serve to avoid reinsurance cessions for amounts of less than $10,000.

                                   SCHEDULE A

                           APPLICATION FOR REINSURANCE
                            [] COINSURANCE    [] YRT
                                       TO
                         CONNECTICUT GENERAL REINSURANCE
     CONNECTICUT GENERAL LIFE INSURANCE COMPANY; HARTFORD, CONNECTICUT 06152

---------------------------------------------------------------------------------------------------------------------------------
A. APPLICATION           NAME OF INSURED                                          SEX              AGE
[] AUTOMATIC                                                                                               [] Nearest birthday
[] FACULTATIVE                                                                     [] M   [] F             [] Last birthday
Is this your first      -------------------------------------------------------------------------------------------------------
notice of application      DATE OF BIRTH      STATE OF BIRTH      STATE OF RESIDENCE      OCCUPATION
to us on this case?     -------------------------------------------------------------------------------------------------------
[] Yes   [] No                                      LIFE
                        --------------------------------------------------------------       DISABILITY     ACCIDENTAL
                              Basic              Term Rider              Total                                DEATH
---------------------------------------------------------------------------------------------------------------------------------
Previous Inforce
---------------------------------------------------------------------------------------------------------------------------------
Retention
---------------------------------------------------------------------------------------------------------------------------------
Current Application
---------------------------------------------------------------------------------------------------------------------------------
Proposed Retention
---------------------------------------------------------------------------------------------------------------------------------
Rating
---------------------------------------------------------------------------------------------------------------------------------
Total Retention
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance Applied For
---------------------------------------------------------------------------------------------------------------------------------
Is reinsurance being submitted elsewhere?                                  [] Yes   [] No    OUTSTANDING REQUIREMENTS
Will policy contain aviation exclusion provision?                          [] Yes   [] No
Does application represent exercise of a guaranteed-insurability option?   [] Yes   [] No
--------------------------------------------------------------------------------------------
It is assumed that the MIB Pre-notification form has been given to this applicant and the insurer authorization has been signed. If not, please explain under REMARKS.
--------------------------------------------------------------------------------------------
Please indicate codes your company is reporting to MIB
---------------------------------------------------------------------------------------------------------------------------------
REMARKS                                                                                      CEDING COMPANY

[] BULK ADMINISTRATION                                                                       By _____________  Date _____________
---------------------------------------------------------------------------------------------------------------------------------

     IF THIS FORM IS BEING PREPARED TO SERVE AS AN AMENDED CESSION, PLEASE DESTROY THIS COVER SHEET AND ENTER INFORMATION ONTO
     REMAINING PORTION OF FORM, INDICATING IN REMARKS SECTION THAT CESSION IS BEING AMENDED.

B 9201      Cat. #259580

                           APPLICATION FOR REINSURANCE
                            [] COINSURANCE    [] YRT
                                       TO
                         CONNECTICUT GENERAL REINSURANCE
     CONNECTICUT GENERAL LIFE INSURANCE COMPANY; HARTFORD, CONNECTICUT 06152

----------------------------------------------------------------------------------------------------------------------------------
A. APPLICATION           NAME OF INSURED                                          SEX              AGE
[] AUTOMATIC                                                                                               [] Nearest birthday
[] FACULTATIVE                                                                     [] M   [] F             [] Last birthday
Is this your first      ----------------------------------------------------------------------------------------------------------
notice of application      DATE OF BIRTH      STATE OF BIRTH      STATE OF RESIDENCE      OCCUPATION
to us on this case?     ----------------------------------------------------------------------------------------------------------
[] Yes   [] No                                      LIFE
                        --------------------------------------------------------------       DISABILITY     ACCIDENTAL
                              Basic              Term Rider              Total                                DEATH
----------------------------------------------------------------------------------------------------------------------------------
Previous Inforce
----------------------------------------------------------------------------------------------------------------------------------
Retention
----------------------------------------------------------------------------------------------------------------------------------
Current Application
----------------------------------------------------------------------------------------------------------------------------------
Proposed Retention
----------------------------------------------------------------------------------------------------------------------------------
Rating
----------------------------------------------------------------------------------------------------------------------------------
Total Retention
----------------------------------------------------------------------------------------------------------------------------------
Reinsurance Applied For
----------------------------------------------------------------------------------------------------------------------------------
Is reinsurance being submitted elsewhere?                                  [] Yes   [] No    OUTSTANDING REQUIREMENTS
Will policy contain aviation exclusion provision?                          [] Yes   [] No
Does application represent exercise of a guaranteed-insurability option?   [] Yes   [] No
--------------------------------------------------------------------------------------------
It is assumed that the MIB Pre-notification form has been given to this applicant and the insurer authorization has been signed. If not, please explain under REMARKS.
--------------------------------------------------------------------------------------------
Please indicate codes your company is reporting to MIB
----------------------------------------------------------------------------------------------------------------------------------
REMARKS                                                                                        CEDING COMPANY

[] BULK ADMINISTRATION                                                                         By ___________  Date _____________
----------------------------------------------------------------------------------------------------------------------------------
                                                    LIFE
B. YRT CESSION          -----------------------------------------------------------   DISABILITY        ACCIDENTAL
                              Basic              Term Rider              Total                            DEATH
----------------------------------------------------------------------------------------------------------------------------------
Current Issue
-------------------------------------------------------------------------------------------------------------------- <-  DO NOT
Retention                                                                                                              | COMPLETE
--------------------------------------------------------------------------------------------------------------------   | IF SAME
Reinsurance                                                                                                            | AS
--------------------------------------------------------------------------------------------------------------------   | SECTION A
Rating                                                                                                               <-  ABOVE
----------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY'S POLICY NUMBER                    PLAN OF ORIGINAL POLICY         RESERVE BASIS
----------------------------------------------                                    (Mortality Table)    (Interest Rate)    (Method)
POLICY DATE        AGE     [] ANB
                           [] ALB
----------------------------------------------
SHORT TERM FROM    ANN'L PREMIUM TO BE WAIVED
----------------------------------------------------------------------------------------------------------------------------------
C. REINSURANCE NOT REQUIRED
---------------------------
[] Filed as incomplete                         [] Policy not placed
[] Amount placed within our retention          [] Reinsurance placed elsewhere

B 9201     Cat. #259580            SCHEDULE B

                           APPLICATION FOR REINSURANCE
                            [] COINSURANCE    [] YRT
                                       TO
                         CONNECTICUT GENERAL REINSURANCE
     CONNECTICUT GENERAL LIFE INSURANCE COMPANY; HARTFORD, CONNECTICUT 06152

----------------------------------------------------------------------------------------------------------------------------------
A. APPLICATION            NAME OF INSURED                                          SEX              AGE
[] AUTOMATIC                                                                                                [] Nearest birthday
[] FACULTATIVE                                                                      [] M   [] F             [] Last birthday
Is this your first      ----------------------------------------------------------------------------------------------------------
notice of application     DATE OF BIRTH     STATE OF BIRTH     STATE OF RESIDENCE     OCCUPATION
to us on this case?     ----------------------------------------------------------------------------------------------------------
[] Yes   [] No                                      LIFE
                        -----------------------------------------------------------   DISABILITY        ACCIDENTAL
                              Basic              Term Rider              Total                            DEATH
----------------------------------------------------------------------------------------------------------------------------------
Previous Inforce
----------------------------------------------------------------------------------------------------------------------------------
Retention
----------------------------------------------------------------------------------------------------------------------------------
Current Application
----------------------------------------------------------------------------------------------------------------------------------
Proposed Retention
----------------------------------------------------------------------------------------------------------------------------------
Rating
----------------------------------------------------------------------------------------------------------------------------------
Total Retention
----------------------------------------------------------------------------------------------------------------------------------
Reinsurance Applied For
----------------------------------------------------------------------------------------------------------------------------------
Is reinsurance being submitted elsewhere?                                  [] Yes   [] No      OUTSTANDING REQUIREMENTS
Will policy contain aviation exclusion provision?                          [] Yes   [] No
Does application represent exercise of a guaranteed-insurability option?   [] Yes   [] No
--------------------------------------------------------------------------------------------
It is assumed that the MIB Pre-notification form has been given to this applicant and the insurer authorization has been signed. If not, please explain under REMARKS.
--------------------------------------------------------------------------------------------
Please indicate codes your company is reporting to MIB
----------------------------------------------------------------------------------------------------------------------------------
REMARKS                                                                                        CEDING COMPANY

[] BULK ADMINISTRATION                                                                         By ___________  Date _____________
----------------------------------------------------------------------------------------------------------------------------------
                                                    LIFE
B. YRT CESSION          -----------------------------------------------------------   DISABILITY        ACCIDENTAL
                              Basic              Term Rider              Total                            DEATH
----------------------------------------------------------------------------------------------------------------------------------
Current Issue
-------------------------------------------------------------------------------------------------------------------- <-  DO NOT
Retention                                                                                                              | COMPLETE
--------------------------------------------------------------------------------------------------------------------   | IF SAME
Reinsurance                                                                                                            | AS
--------------------------------------------------------------------------------------------------------------------   | SECTION A
Rating                                                                                                               <-  ABOVE
----------------------------------------------------------------------------------------------------------------------------------
CEDING COMPANY'S POLICY NUMBER                    PLAN OF ORIGINAL POLICY         RESERVE BASIS
---------------------------------------------                                     (Mortality Table)    (Interest Rate)    (Method)
POLICY DATE        AGE   [] ANB
                         [] ALB
---------------------------------------------
SHORT TERM FROM    ANN'L PREMIUM TO BE WAIVED
----------------------------------------------------------------------------------------------------------------------------------
C. REINSURANCE NOT REQUIRED
---------------------------
[] Filed as incomplete                         [] Policy not placed
[] Amount placed within our retention          [] Reinsurance placed elsewhere

B 9201     Cat. #259580            SCHEDULE B

                                                                       Exhibit A

                          UNIVERSAL LIFE MONTHLY REPORT
                          -----------------------------

To:   CIGNA RE                              Date:        _______________________
      ____ CG Business
      ____ LINA Business                    Prepared By: _______________________

From: __________________________            Telephone:   _______________________

Account: _______________________            Reinsurance Report Covering
                                            Month of: _______________

SECTION I: ACCOUNTING STATEMENT
-------------------------------

                                  Life          Dis.          ADB          Total
                                  ----          ----          ---          -----
Reinsurance Premiums:
   First Year
   Renewal
   Total

Claim Payments

Claim Expenses*

Premium Taxes
(____% of Total Premium)

Net Amount Due:   Check enclosed for:     $________________
                  Please remit check for: $________________

SECTION II: POLICY EXHIBIT
--------------------------

                                             Number of              Reinsurance
                                             Policies             Amount at Risk
                                             ---------            --------------
In Force Beginning of Month

Plus: Issued (listing attached)
      Increased
      Revived
Less: Deductions during Month
         Death
         Expiry
         Lapse (listing attached)
         Decrease
         Recapture

In Force End of Month

Investigation and Settlement
Legal expense
Interest on claims
------------------       -----------------------------------
Claim Expenses            SCHEDULE C - SECTION I, PAGE 1

                                 MONHTLY REPORT
                                   (Continued)
                                 --------------

SECTION III: POLICY LISTING
---------------------------

1. The following information must be provided for each policy issued during the month:

     a.   Policy number

     b.   Policy issue date

     c.   Name of insured

     d.   Date of birth

     e.   Plan of insurance

     f.   Insurance face amount: Life
          Insurance face amount: ADB

     g.   Reinsurance face amount: Life
          Reinsurance face amount: ADB

     h.   Gross reinsurance premium to be waived
          Disability premium paid

     i.   Automatic/facultative

     j.   Substandard rating

2. The following information must be provided for every policy i) lapsed, ii) with a changed substandard rating and/or iii) with a changed reinsurance amount:

     a.   Policy number

     b.   Name of insured

     c.   Date of birth

     d.   New reinsurance amount

     e.   New substandard rating

     f.   Effective date of change

                         SCHEDULE C - SECTION I, Page 2

                                                                       Exhibit B

                                 UNIVERSAL LIFE
                            ANNUAL STATEMENT MATERIAL
                            -------------------------

To:   CIGNA RE                              Date:        _______________________
      ____ CG Business
      ____ LINA Business                    Prepared By: _______________________

From: __________________________            Telephone:   _______________________

Account: _______________________

Exhibit 8:   Aggregate Reserve for Life Policies and Contracts (Reinsurance
---------    Amounts)

   Section A - Life Insurance

               Valuation             Amount of               Life
                 Basis              Reinsurance            Reserve
               ---------            -----------            -------

   Section D - Accidental Death Benefits

               Valuation             Amount of               ADB
                 Basis              Reinsurance            Reserve
               ---------            -----------            -------

   Section E - Disability: Active Lives

                 Valuation Basis            Active Life Reserve
                 ---------------            -------------------

                         SCHEDULE C - SECTION II, Page 1

ANNUAL IN FORCE LISTING
-----------------------

Detail for policies in force with Connecticut General on December 31, 19____.

Policy     Policy     Name of   Date of   Reinsurance Face    Reinsurance Net
Number   Issue Date   Insured    Birth    Amount (on 12/31)   Amount at Risk
------   ----------   -------   -------   -----------------   ---------------

                         SCHEDULE C - SECTION II, Page 2

                                   SCHEDULE D
                                   ----------

                    YEARLY RENEWABLE TEAM REINSURANCE PREMIUMS
                    ------------------------------------------
              Special Lutheran Mutual, Universal Life Rate Program
                           Non-Experience Rated Basis

Applicable to reinsurance of new business on the Adjustable Life plan.

Life Reinsurance: Premium rates are shown on pages 2 to 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability Waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                       TERM RENEWALS AND TERM CONVERSIONS
                       ----------------------------------

Term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION I, PAGE 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                  SPECIAL LUTHERAN MUTUAL NONSMOKER MALE RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED        RENEWAL
  AGE           PREMIUM
--------        -------
  20               1.44
  21               1.46
  22               1.47
  23               1.49
  24               1.50
  25               1.52
  26               1.54
  27               1.55
  28               1.57
  29               1.58
  30               1.60
  31               1.62
  32               1.63
  33               1.65
  34               l.67
  35               1.70
  36               1.72
  37               1.74
  38               1.78
  39               1.82
  40               l.88
  41               2.01
  42               2.19
  43               2.39
  44               2.62
  45               2.86
  46               3.13
  47               3.42
  48               3.74
  49               4.10
  50               4.48
  51               4.88
  52               5.31
  53               5.78
  54               6.30
  55               6.87
  56               7.50
  57               8.19
  58               8.94
  59               9.74
  60              10.64
  61              11.67
  62              12.82
  63              14.06
  64              15.44
  65              16.95
  66              18.63
  67              20.47
  68              22.50
  69              24.73
  70              27.18
  71              29.06
  72              32.82
  73              36.07
  74              39.65
  75              43.57
  76              47.89
  77              52.62
  78              57.84
  79              63.56
  80              69.86
  81              76.78
  82              84.38
  83              92.73
  84             101.91
  85             112.00
  86             122.99
  87             134.89
  88             147.69
  89             161.39
  90             176.00
  91             191.51
  92             207.93
  93             225.25
  94             243.47

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, PAGE 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL NONSMOKER FEMALE RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED        RENEWAL
  AGE           PREMIUM
--------        -------
  20               0.84
  21               0.85
  22               0.86
  23               0.89
  24               0.91
  25               0.95
  26               1.01
  27               1.06
  28               1.10
  29               1.15
  30               1.20
  31               1.25
  32               1.33
  33               1.41
  34               1.48
  35               1.54
  36               1.60
  37               1.62
  38               1.69
  39               1.74
  40               1.83
  41               1.98
  42               2.17
  43               2.38
  44               2.62
  45               2.82
  46               3.06
  47               3.26
  48               3.49
  49               3.73
  50               3.99
  51               4.18
  52               4.35
  53               4.55
  54               4.77
  55               5.05
  56               5.34
  57               5.66
  58               6.01
  59               6.38
  60               6.78
  61               7.30
  62               7.86
  63               8.45
  64               9.08
  65               9.78
  66              10.50
  67              11.22
  68              12.02
  69              12.95
  70              14.12
  71              15.36
  72              16.70
  73              18.21
  74              20.06
  75              22.29
  76              24.89
  77              27.74
  78              31.01
  79              34.69
  80              38.93
  81              43.60
  82              48.67
  83              54.29
  84              60.62
  85              67.74
  86              75.88
  87              84.87
  88              95.13
  89             108.13
  90             123.85
  91             138.44
  92             154.62
  93             171.82
  94             190.76

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, PAGE 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                    SPECIAL LUTHERAN MUTUAL SMOKER MALE RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED        RENEWAL
  AGE           PREMIUM
--------        -------
                   1.43
   1               1.30
   2               1.25
   3               1.20
   4               1.15
   5               1.12
   6               1.08
   7               1.05
   8               1.02
   9               1.02
  10               1.02
  11               1.05
  12               1.08
  13               1.14
  14               1.20
  15               1.26
  16               1.33
  17               1.39
  18               1.44
  19               1.48
  20               1.52
  21               1.55
  22               1.57
  23               1.60
  24               1.61
  25               1.64
  26               1.66
  27               1.69
  28               1.72
  29               1.76
  30               1.81
  31               1.86
  32               1.92
  33               1.98
  34               2.06
  35               2.17
  36               2.28
  37               2.40
  38               2.51
  39               2.65
  40               2.87
  41               3.18
  42               3.55
  43               3.94
  44               4.41
  45               4.70
  46               5.12
  47               5.59
  48               6.11
  49               6.69
  50               7.32
  51               8.01
  52               8.75
  53               9.57
  54              10.46
  55              11.42
  56              12.49
  57              13.66
  58              14.64
  59              15.66
  60              16.77
  61              18.00
  62              19.36
  63              20.80
  64              22.37
  65              24.02
  66              26.01
  67              28.16
  68              30.46
  69              32.95
  70              35.67
  71              38.56
  72              41.66
  73              45.10
  74              48.73
  75              52.63
  76              57.30
  77              62.40
  78              68.08
  79              74.12
  80              80.71
  81              88.21
  82              96.39
  83             105.34
  84             115.11
  85             125.79
  86             137.61
  87             150.49
  88             163.97
  89             178.67
  90             194.10
  91             209.97
  92             228.87
  93             244.11
  94             282.33

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, PAGE 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                   SPECIAL LUTHERAN MUTUAL SMOKER FEMALE RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED        RENEWAL
  AGE           PREMIUM
--------        -------
                   1.34
   1               1.29
   2               1.16
   3               1.11
   4               1.07
   5               1.02
   6               0.98
   7               0.96
   8               0.94
   9               0.92
  10               0.91
  11               0.89
  12               0.87
  13               0.86
  14               0.85
  15               0.84
  16               0.84
  17               0.85
  18               0.86
  19               0.87
  20               0.88
  21               0.90
  22               0.92
  23               0.94
  24               0.97
  25               1.02
  26               1.08
  27               1.13
  28               1.19
  29               1.25
  30               1.31
  31               1.38
  32               1.48
  33               1.60
  34               1.73
  35               1.83
  36               1.92
  37               2.00
  38               2.09
  39               2.19
  40               2.37
  41               2.60
  42               2.85
  43               3.09
  44               3.36
  45               3.65
  46               3.90
  47               4.51
  48               4.70
  49               5.12
  50               5.59
  51               6.11
  52               6.59
  53               6.90
  54               7.25
  55               7.68
  56               8.14
  57               8.65
  58               9.20
  59               9.78
  60              10.40
  61              11.00
  62              11.61
  63              12.25
  64              12.92
  65              13.64
  66              14.45
  67              15.23
  68              16.06
  69              17.07
  70              18.33
  71              19.64
  72              21.00
  73              22.58
  74              24.45
  75              26.74
  76              29.60
  77              32.73
  78              36.30
  79              40.27
  80              44.80
  81              49.96
  82              55.42
  83              61.56
  84              68.29
  85              75.99
  86              84.81
  87              94.52
  88             105.56
  89             119.55
  90             136.42
  91             151.65
  92             168.39
  93             186.65
  94             205.38

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, PAGE 5

                           Waiver of Monthly Deduction

Age      Rate     Age      Rate     Age      Rate     Age     Rate     Age      Rate
---      ----     ---      ----     ---      ----     ---     ----     ---      ----
  0       .10      15       .10      30       .10      45      .22      60      1.03*
  1       .10      16       .10      31       .10      46      .25      61      1.03*
  2       .10      17       .10      32       .10      47      .28      62       .98*
  3       .10      18       .10      33       .10      48      .32      63       .81*
  4       .10      19       .10      34       .10      49      .38      64       .42*
  5       .10      20       .10      35       .11      50      .45
  6       .10      21       .10      36       .11      51      .55
  7       .10      22       .10      37       .12      52      .67
  8       .10      23       .10      38       .13      53      .84
  9       .10      24       .10      39       .14      54     1.06
 10       .10      25       .10      40       .14      55     1.34
 11       .10      26       .10      41       .15      56     1.65*
 12       .10      27       .10      42       .17      54     1.99*
 13       .10      28       .10      43       .18      58     2.40*
 14       .10      29       .10      44       .20      59     2.86*

*For renewal only

                         SCHEDULE D - SECTION I, PAGE 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
          Special Lutheran Mutual, Universal Life Exchange Rate Program
                           Non-Experience Rated Basis

Applicable to reinsurance of exchanges to the Adjustable Life plan.

Life Reinsurance: Reinsurance premium rates are shown on pages 2 to 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceed payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability Waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In all years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS
                  ---------------------------------------------

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION II, PAGE 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                  SPECIAL LUTHERAN MUTUAL/MALE NONSMOKER RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED
  AGE           PREMIUM
--------        -------
  20               1.60
  21               1.62
  22               1.64
  23               1.66
  24               1.67
  25               1.69
  26               1.71
  27               1.73
  28               1.74
  29               1.76
  30               1.78
  31               1.80
  32               1.82
  33               1.83
  34               1.86
  35               1.89
  36               1.91
  37               1.94
  38               1.98
  39               2.02
  40               2.09
  41               2.23
  42               2.44
  43               2.66
  44               2.91
  45               3.18
  46               3.48
  47               3.80
  48               4.16
  49               4.56
  50               4.98
  51               5.43
  52               5.91
  53               6.43
  54               7.01
  55               7.65
  56               8.35
  57               9.11
  58               9.94
  59              10.84
  60              11.84
  61              12.99
  62              14.26
  63              15.65
  64              17.18
  65              18.86
  66              20.73
  67              22.78
  68              25.03
  69              27.51
  70              30.23
  71              33.22
  72              36.52
  73              40.13
  74              44.11
  75              48.47
  76              53.28
  77              55.54
  78              64.35
  79              70.71
  80              77.71
  81              85.41
  82              93.87
  83             103.16
  84             113.38
  85             124.60
  86             136.83
  87             150.06
  88             164.30
  89             179.55
  90             195.80
  91             213.06
  92             231.32
  93             250.59
  94             270.86

4/5/84

                         SCHEDULE D - SECTION II, PAGE 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL/FEMALE NONSMOKER RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED
  AGE           PREMIUM
--------        -------
  20               0.93
  21               0.94
  22               0.96
  23               0.99
  24               1.01
  25               1.06
  26               1.12
  27               1.17
  28               1.23
  29               1.28
  30               1.34
  31               1.39
  32               1.48
  33               1.57
  34               1.65
  35               1.72
  36               1.78
  37               1.81
  38               1.88
  39               1.94
  40               2.04
  41               2.20
  42               2.41
  43               2.64
  44               2.91
  45               3.13
  46               3.41
  47               3.63
  48               3.88
  49               4.15
  50               4.44
  51               4.65
  52               4.84
  53               5.06
  54               5.30
  55               5.62
  56               5.95
  57               6.30
  58               6.68
  59               7.09
  60               7.55
  61               8.12
  62               8.75
  63               9.40
  64              10.10
  65              10.88
  66              11.69
  67              12.49
  68              13.38
  69              14.41
  70              15.71
  71              17.09
  72              18.57
  73              20.26
  74              22.32
  75              24.90
  76              27.69
  77              30.87
  78              34.50
  79              38.59
  80              43.31
  81              48.51
  82              54.15
  83              60.40
  84              67.44
  85              75.37
  86              84.42
  87              94.42
  88             105.83
  89             120.29
  90             137.78
  91             154.01
  92             172.01
  93             191.15
  94             212.22

4/5/84

                         SCHEDULE D - SECTION II, PAGE 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                    SPECIAL LUTHERAN MUTUAL/MALE SMOKER RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED
  AGE           PREMIUM
--------        -------
                   1.24
   1               1.20
   2               1.09
   3               1.04
   4               1.00
   5               0.97
   6               0.93
   7               0.91
   8               0.89
   9               0.88
  10               0.89
  11               0.91
  12               0.94
  13               0.99
  14               1.04
  15               1.10
  16               1.15
  17               1.20
  18               1.26
  19               1.28
  20               1.32
  21               1.34
  22               1.37
  23               1.39
  24               1.40
  25               1.42
  26               1.45
  27               1.47
  28               1.50
  29               1.53
  30               1.58
  31               1.62
  32               1.67
  33               1.72
  34               1.79
  35               1.88
  36               1.99
  37               2.09
  38               2.18
  39               2.31
  40               2.50
  41               2.76
  42               3.09
  43               3.42
  44               3.74
  45               4.08
  46               4.45
  47               4.85
  48               5.31
  49               5.81
  50               6.36
  51               6.96
  52               7.61
  53               8.31
  54               9.09
  55               9.93
  56              10.86
  57              11.87
  58              12.72
  59              13.61
  60              14.57
  61              15.64
  62              16.83
  63              18.07
  64              19.44
  65              20.88
  66              22.61
  67              24.47
  68              26.47
  69              28.64
  70              31.00
  71              33.51
  72              29.64
  73              39.19
  74              42.35
  75              45.73
  76              49.80
  77              54.22
  78              59.17
  79              64.42
  80              70.14
  81              76.66
  82              83.77
  83              91.55
  84             100.04
  85             109.32
  86             119.59
  87             130.78
  88             142.50
  89             155.27
  90             168.68
  91             182.48
  92             196.99
  93             212.15
  94             227.98

                         SCHEDULE D - SECTION II, PAGE 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                   SPECIAL LUTHERAN MUTUAL/FEMALE SMOKER RATES

            NONEXPERIENCED RATED                    AGE LAST BIRTHDAY

ATTAINED
  AGE           PREMIUM
--------        -------
                   1.17
   1               1.12
   2               1.01
   3               0.96
   4               0.93
   5               0.89
   6               0.85
   7               0.83
   8               0.82
   9               0.80
  10               0.79
  11               0.77
  12               0.76
  13               0.74
  14               0.74
  15               0.73
  16               0.73
  17               0.74
  18               0.74
  19               0.75
  20               0.77
  21               0.78
  22               0.80
  23               0.82
  24               0.85
  25               0.88
  26               0.93
  27               0.99
  28               1.04
  29               1.09
  30               1.14
  31               1.20
  32               1.28
  33               1.39
  34               1.50
  35               1.59
  36               1.67
  37               1.74
  38               1.82
  39               1.91
  40               2.06
  41               2.26
  42               2.47
  43               2.69
  44               2.92
  45               3.18
  46               3.45
  47               4.74
  48               4.08
  49               4.45
  50               4.85
  51               5.31
  52               5.72
  53               5.99
  54               6.30
  55               6.67
  56               7.07
  57               7.52
  58               7.99
  59               8.50
  60               9.04
  61               9.56
  62              10.09
  63              10.64
  64              11.23
  65              11.86
  66              12.56
  67              13.23
  68              13.96
  69              14.83
  70              15.93
  71              17.07
  72              18.25
  73              19.62
  74              21.25
  75              23.24
  76              25.73
  77              28.44
  78              31.55
  79              35.00
  80              38.93
  81              43.42
  82              48.17
  83              53.49
  84              59.35
  85              66.04
  86              73.71
  87              82.14
  88              91.74
  89             103.89
  90             118.56
  91             131.79
  92             146.34
  93             161.69
  94             178.49

                         SCHEDULE D - SECTION II, PAGE 5

                           Waiver of Monthly Deduction

Age      Rate     Age      Rate     Age      Rate     Age     Rate     Age      Rate
---      ----     ---      ----     ---      ----     ---     ----     ---      ----
  0       .10      15       .10      30       .10      45      .22      60      1.03*
  1       .10      16       .10      31       .10      46      .25      61      1.03*
  2       .10      17       .10      32       .10      47      .28      62       .98*
  3       .10      18       .10      33       .10      48      .32      63       .81*
  4       .10      19       .10      34       .10      49      .38      64       .42*
  5       .10      20       .10      35       .11      50      .45
  6       .10      21       .10      36       .11      51      .55
  7       .10      22       .10      37       .12      52      .67
  8       .10      23       .10      38       .13      53      .84
  9       .10      24       .10      39       .14      54     1.06
 10       .10      25       .10      40       .14      55     1.34
 11       .10      26       .10      41       .15      56     1.65*
 12       .10      27       .10      42       .17      57     1.99*
 13       .10      28       .10      43       .18      58     2.40*
 14       .10      29       .10      44       .20      59     2.86*

*For renewal only

                         SCHEDULE D - SECTION II, PAGE 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

Applicable to reinsurance of the UniVers-ALL Life II plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on pages 6 and 7 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard life premium.

                                                 YRT Rates Expressed as a
                                                Percentage of UniVers-ALL
                                                  II, Current COI Rates
                                                -------------------------
Type of Business            Duration              Non-Smoker and Smoker
----------------            --------              ---------------------
New Issues                     1                           25%
                               2+                          95%

Exchanges                      All                         95%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                        SCHEDULE D - SECTION III, PAGE 1

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                        MALE                                    FEMALE
        ====================================     ====================================
ATT                    -------CURRENT-------                    -------CURRENT-------     ATT
AGE     GUARANTEED     STANDARD    NONSMOKER     GUARANTEED     STANDARD    NONSMOKER     AGE
  0        4.43          1.70                       3.94          1.58                      0
  1        1.64          1.64                       1.54          1.54                      1
  2        1.49          1.49                       1.38          1.38                      2
  3        1.43          1.43                       1.32          1.32                      3
  4        1.37          1.37                       1.27          1.27                      4
  5        1.33          1.33                       1.22          1.22                      5
  6        1.28          1.28                       1.17          1.17                      6
  7        1.25          1.25                       1.14          1.14                      7
  8        1.22          1.22                       1.12          1.10                      8
  9        1.21          1.20                       1.11          1.06                      9

 10        1.22          1.20                       1.12          1.03                     10
 11        1.25          1.20                       1.13          1.01                     11
 12        1.29          1.21                       1.15           .99                     12
 13        1.36          1.23                       1.19           .97                     13
 14        1.43          1.26                       1.24           .96                     14
 15        1.50          1.30                       1.29           .95                     15
 16        1.58          1.34                       1.36           .95                     16
 17        1.65          1.37                       1.43           .96                     17
 18        1.72          1.37                       1.50           .97                     18
 19        1.76          1.37                       1.58           .98                     19

 20        1.81          1.37         1.37          1.65          1.00         1.00        20
 21        1.84          1.37         1.37          1.72          1.01         1.01        21
 22        1.87          1.37         1.37          1.76          1.03         1.03        22
 23        1.90          1.37         1.37          1.81          1.05         1.05        23
 24        1.92          1.37         1.37          1.84          1.07         1.07        24
 25        1.95          1.39         1.37          1.87          1.09         1.08        25
 26        1.98          1.41         1.37          1.90          1.13         1.11        26
 27        2.01          1.48         1.39          1.92          1.17         1.14        27
 28        2.05          1.56         1.41          1.95          1.22         1.18        28
 29        2.10          1.67         1.43          1.98          1.25         1.21        29

 30        2.16          1.77         1.45          2.01          1.33         1.25        30
 31        2.22          1.82         1.47          2.05          1.37         1.28        31
 32        2.29          1.87         1.50          2.10          1.43         1.32        32
 33        2.36          1.94         1.52          2.16          1.53         1.36        33
 34        2.45          2.03         1.56          2.22          1.61         1.40        34
 35        2.58          2.11         1.59          2.29          1.69         1.44        35
 36        2.72          2.19         1.61          2.36          1.76         1.48        36
 37        2.90          2.27         1.64          2.45          1.83         1.52        37
 38        3.13          2.36         1.67          2.58          1.92         1.57        38
 39        3.39          2.46         1.70          2.72          2.01         1.62        39

 40        3.68          2.58         1.76          2.90          2.16         1.67        40
 41        4.00          2.82         1.88          3.13          2.37         1.79        41
 42        4.35          3.13         2.06          3.39          2.64         1.96        42
 43        4.72          3.43         2.24          3.68          2.92         2.13        43
 44        5.13          3.77         2.45          4.00          3.21         2.30        44
 45        5.59          4.16         2.68          4.35          3.48         2.47        45
 46        6.09          4.54         2.90          4.72          3.71         2.61        46
 47        6.65          4.97         3.15          5.13          3.92         2.72        47
 48        7.27          5.44         3.43          5.59          3.10         2.83        48
 49        7.96          5.94         3.71          6.09          4.30         2.94        49

                        SCHEDULE D - SECTION III, PAGE 2

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                        MALE                                    FEMALE
        ====================================     ====================================
ATT                    -------CURRENT-------                    -------CURRENT-------     ATT
AGE     GUARANTEED     STANDARD    NONSMOKER     GUARANTEED     STANDARD    NONSMOKER     AGE
 50         8.71          6.49         4.03          6.65          4.48         3.05       50
 51         9.53          7.13         4.40          7.27          4.80         3.25       51
 52        10.42          7.83         4.80          7.96          5.12         3.45       52
 53        11.39          8.59         5.22          8.71          5.47         3.67       53
 54        12.45          9.42         5.69          9.53          5.86         3.92       54
 55        13.60         10.34         6.21         10.42          6.33         4.22       55
 56        14.87         11.24         6.88         11.39          6.86         4.57       56
 57        16.26         12.20         7.64         12.45          7.44         4.96       57
 58        17.79         13.26         8.47         13.60          8.09         5.39       58
 59        19.46         14.41         9.40         14.87          8.80         5.86       59

 60        21.28         15.65        10.43         16.26          9.56         6.38       60
 61        23.26         17.00        11.58         17.79         10.23         6.96       61
 62        25.43         18.46        12.83         19.46         10.91         7.59       62
 63        27.79         20.06        14.24         21.28         11.65         8.27       63
 64        30.38         21.78        15.79         23.26         12.42         9.00       64
 65        33.22         23.66        17.53         25.43         13.27         9.83       65
 66        36.36         25.78        19.38         27.79         14.15        10.64       66
 67        39.82         28.09        21.44         30.38         15.03        11.46       67
 68        43.60         30.61        23.74         33.22         15.98        12.39       68
 69        47.65         33.33        26.27         36.36         17.10        13.46       69

 70        51.91         36.32        29.05         39.82         18.49        14.79       70
 71        56.34         39.50        32.13         43.60         19.95        16.22       71
 72        60.89         42.96        35.54         47.65         21.48        17.77       72
 73        65.61         46.75        39.26         51.91         23.24        19.52       73
 74        70.65         50.82        43.91         56.34         25.33        21.66       74
 75        76.16         55.79        48.50         60.89         28.17        24.50       75
 77        82.31         61.62        54.07         65.61         31.65        27.78       76
 78        89.22         68.07        60.28         70.65         35.52        31.45       77
 79        96.93         75.24        67.12         76.16         39.94        35.66       78
          105.35         83.11        74.83         82.31         44.96        40.51       79

 80       114.39         91.77        83.40         89.22         50.74        46.14       80
 81       123.95        101.63        92.88         96.93         57.37        52.41       81
 82       133.92        112.53       103.43        105.35         64.50        59.31       82
 83       144.30        124.48       115.05        114.39         72.54        67.00       83
 84       155.12        137.83       128.12        123.95         81.57        75.85       84
 85       166.47        152.62       142.68        133.92         92.00        85.94       85
 86       178.39        168.87       158.48        144.30        103.88        97.41       86
 87       191.02        186.70       175.72        155.12        117.06       110.20       87
 88       204.57        204.48       193.39        166.47        131.43       124.20       88
 89       219.37        220.39       209.03        178.39        147.25       139.68       89

 90       235.82        234.03       222.82        191.02        164.29       156.44       90
 91       254.44        246.36       235.93        204.57        177.72       170.20       91
 92       275.82        261.30       251.68        219.37        193.92       186.81       92
 93       300.67        283.40       274.58        235.82        215.81       209.10       93
 94       330.70        310.33       302.42        254.44        242.76       236.60       94

                        SCHEDULE D - SECTION III, PAGE 3